Core Scientific Plans Expansion to 1.5 Gigawatts of Gross Power at Pecos, Texas Campus AUSTIN, Texas, April 27, 2026 – Core Scientific, Inc. (Nasdaq: CORZ) (“Core Scientific” or the “Company”), a leader in digital infrastructure for high-density colocation (“HDC”), today announced a multi-tiered strategy to scale its Pecos, Texas campus to approximately 1.5 gigawatts (“GW”) of gross power, or approximately 1.0 GW of leasable power. Earlier this year, Core Scientific began transforming its Pecos campus, where 300 megawatts (“MW”) of gross power capacity are currently used for bitcoin mining, into a data center campus for AI infrastructure. The first data hall has reached a critical construction milestone, with its interior foundational footings set, marking the start of the next phase of construction. Precast concrete walls are arriving on site as the project moves toward vertical construction. The site is currently available for lease, with initial capacity still expected in early 2027. In addition, Core Scientific has secured an incremental 300 MW of gross power capacity under contract with its utility provider. The Company has also developed a plan utilizing a scalable behind-the-meter solution, not included in its previously announced leasable power pipeline, that is expected to provide significant additional capacity. To support this planned expansion, Core Scientific has secured more than 200 acres of land. “We continue to leverage our deep in-house expertise to differentiate how we build and scale next generation artificial intelligence infrastructure, further illustrated by our behind-the-meter solution at our Pecos campus,” said Adam Sullivan, Chief Executive Officer of Core Scientific. "By expanding in a market where we already control power, infrastructure, and operations, we can execute with speed to meet market demand.” About Core Scientific, Inc. Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for HDC services. Core Scientific operates facilities for high-density colocation services and is a premier provider of digital infrastructure, software solutions and services to its third-party customers. Core Scientific has historically derived the majority of its revenue from earning digital assets for its own account but is rapidly increasing revenue derived from HDC. Core Scientific is in the process of repurposing its remaining non-HDC facilities to support its HDC services business as circumstances

-more- allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (3). Special Note Regarding Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward- looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the advantages and expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and consummate acquisitions of entities holding suitable land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue

-end- reliance on these forward-looking statements, which speak only as of the date they are made. Please follow us on: https://www.linkedin.com/company/corescientific/ https://twitter.com/core_scientific https://www.youtube.com/@Core_Scientific Investors: ir@corescientific.com Media: press@corescientific.com